UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K - Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2002

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CYOP SYSTEMS INTERNATIONAL INCORPORATED

(Formerly Triple 8 Development Corporation)

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

000-32355

(Commission File Number)

98-0222927

(I.R.S. Employer Identification Number)

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Suite 406

1040 Hamilton Street

Vancouver, British Columbia

V6B 2R9

(Address of principal executive offices, including zip code)

(604) 688-8864

(Registrant's telephone Number, including area code)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 2. Acquisition or Disposition of Assets.

By resolution dated December 14, 2001, the Registrant's board of directors (Vendors) disposed of the crediplay system developed by Moshpit Entertainment Inc, a wholly owned subsidiary of CYOP Systems Inc. a wholly owned subsidiary of the Registrant, to a (purchaser) director of the Registrant for three million dollars ($3,000,000.00US) by way of renunciation of a one million two hundred thousand ($1,200,000.00US) shareholder loan, and by way of a one million eight hundred thousand ($1,800,000.00US) promissory note, maturing December 14, 2010, between the Registrant and the director (Purchaser). This agreement concluded with the December 31, 2001 year-end financial statements and the subsequent audit of the accounts contained therein, specifically the shareholder loan account. The audited financial statements of the registrant were filed on Form 10K, March 31, 2002. An exploitation agreement in the form of an exclusive Marketing, Development and Distribution Agreement was also executed December 14, 2001 whereby the Purchaser (Director of the Registrant) granted back to the Registrant an appointment as the sole and exclusive agent and representative of the crediplay system, to develop, enhance, modify, market, distribute and maintain the crediplay system for a period of fifteen years with automatic renewal of five year terms with 90 day prior to expiry written renewal notices. The terms of the exploitation agreement provide for the Registrant to retain 80% of the gross earnings in year one, 83% in year two, 85% in year three and 90% in year four and every year thereafter.

The crediplay system is a suite of applications that support the efficient and secure exchange of information between Internet-based electronic game tournament operators and their players/members and credit and payment management facilities.

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Item 7 - Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Not Applicable

(b) Pro Forma Financial Information

The Registrant's unaudited pro forma consolidated financial statements follow the signature page of this Form 8K amendment report which include:

Introduction to Unaudited Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet as at December 31, 2000

Unaudited Pro Forma Consolidated Balance Sheet as at December 31, 2001

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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Date: July 8, 2002

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CYOP SYSTEMS INTERNATIONAL INCORPORATED

(formerly Triple 8 Development Corporation)

Per: /s/Mitch White

Mitch White, President and Director

EXHIBIT INDEX

0.1 Software Acquisition Agreement between CYOP Systems Inc. (Vendors) a wholly owned subsidiary of CYOP Systems International Inc. and Mitch White (Purchaser) dated as of December 14, 2001.

1.2 Marketing, Development & Distribution Agreement between CYOP Systems International Inc., (Marketer) and Mitch White (Vendor) dated December 14, 2001.

INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

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The unaudited pro forma consolidated statements of operations for the year ended December 31, 2000 and December 31, 2001 give effect to the sale of the crediplay system as if it had occurred on January 1, 2000 and January 1, 2001.

The Registrant believes the accounting used for the pro forma adjustments provides a reasonable basis on which to present the unaudited pro forma consolidated financial statements.

The unaudited pro forma consolidated statement of operations and unaudited pro forma consolidated balance sheet are unaudited and were derived by adjusting the historical consolidated financial statements of CYOP Systems International Inc., which include the results of business. The unaudited pro forma consolidated financial statements are provided for informational purposes only and should not be construed to be indicative of CYOP Systems International Inc.'s consolidated financial position or results of operations for any future date or period.

The unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with CYOP Systems International Inc.'s historical consolidated financial statements and notes thereto included in CYOP Systems International Inc.'s Annual Report on Form 10-K as of and for the year ended December 31, 2001.

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CYOP SYSTEMS INTERNATIONAL INCORPORATED

Unaudited Pro Forma Consolidated Balance Sheet as of
December 31, 2000
(Expressed in U.S. Dollars)
		2000	Pro Forma	Pro Forma
		Historical	Adjustments	Combined
ASSETS
Current
Cash and cash equivalents		$29,480		$ 29,480
Accounts receivable		16,808	90,000	106,808
Prepaid expenses and deposit		50,992		50,992
Total current assets		97,280		187,280
Note receivable related party		-	1,565,452	1,565,452
Fixed assets		236,246		236,246
Software development costs		100		100

Total assets		$333,626		$ 1,989,078

LIABILITIES
Current
Bank overdraft		$-		-
Demand loans		452,676		452,676
Demand loans related party		725,129	(1,200,000)	(474,871)
Accounts payable and accrued liabilities		205,373		205,373
Payroll deductions payable		227,689		227,689
Short-term loan		-		-
Investor deposit		-		-
Total current liabilities		1,610,867		410,867
Deferred revenue		-	(2,016,632)	2,016,632

Total Liabilities		1,610,867		2,427,499

STOCKHOLDERS' (DEFICIENCY)
Share capital
Authorized:
100,000,000	shares of common stock with a par value
	of $0.0001 per share
Issued, allotted and outstanding:
28,382,975		2,838		2,838
Additional paid-in capital		149,237		149,237
Accumulated other comprehensive income		14,801		14,801
Deficit accumulated		(1,444,117)	838,820	(605,297)

Total stockholders' (deficiency)		(1,277,241)		(438,421)

Total liabilities and stockholders' (deficiency)		$333,626		$1,989,078

CYOP SYSTEMS INTERNATIONAL INCORPORATED

Unaudited Pro Forma Consolidated Statements of Operations
Year ended December 31, 2000
(Expressed in U.S. Dollars)
	2000	Pro Forma	Pro Forma
	Historical	Adjustments	Combined
Revenue
Sales related party	$-		$ -
Sales	-
Accrued interest		90,000	90,000
	-		90,000

Cost of sales	-		-

Gross profit	-		90,000

Advertising and promotion expenses	(85,143)		(85,143)

Software development costs	(748,820)	748,820	-

Loan interest expenses	(50,813)		(50,813)

Write off of demand loan	-		-

General and administrative expenses
Accounting and audit	(64,398)		(64,398)
Automobile	(33,604)		(33,604)
Depreciation of fixed assets	(7,380)		(7,380)
Foreign exchange loss	(12,934)		(12,934)
Legal and other professional fees	(119,720)		(119,720)
Office and miscellaneous	(63,640)		(63,640)
Rent	(28,468)		(28,468)
Salaries and benefits	(147,217)		(147,217)
Stock-based compensation	-		-
Telephone and bandwidth	(15,515)		(15,515)

Operating loss	(1,377,652)		(538,832)

Write off of Leasehold improvements	-		-

Loss on disposal of fixed assets	-		-

Net loss for the year	$(1,377,652)		$ (538,832)

Loss per share
Basic and diluted	$(0.07)		$ (0.03)

Weighted average number of
common shares outstanding
Basic and diluted	20,682,124		20,682,124

CYOP SYSTEMS INTERNATIONAL INCORPORATED

Unaudited Pro Forma Consolidated Balance Sheet as of
December 31, 2001
(Expressed in U.S. Dollars)
		2001	Pro Forma	Pro Forma
		Historical	Adjustments	Combined
ASSETS
Current
Cash and cash equivalents		$1,852		$ 1,852
Accounts receivable		178,910	86,295	265,205
Demand loan, interest at 12% per annum and unsecured		14,472		14,472
Due from director, non interest bearing and unsecured		105,738		105,738
Prepaid expenses and deposit		49,191		49,191
Total current assets		350,163		436,458
Note receivable related party		1,565,452		1,565,452
Fixed assets		222,646		222,646
Software development costs		-		-

Total assets		$2,138,261		$ 2,224,556

LIABILITIES
Current
Bank overdraft		$18,604		$ 18,604
Demand loans		452,676		452,676
Demand loans related party		50,000		50,000
Accounts payable and accrued liabilities		586,139		586,139
Payroll deductions payable		362,115		362,115
Short-term loan		228,421		228,421
Investor deposit		10,000		10,000
Total current liabilities		1,707,955		1,707,955
Deferred revenue		2,270,394		2,270,394

Total Liabilities		3,978,349		3,978,349

STOCKHOLDERS' (DEFICIENCY)
Share capital
Authorized:
100,000,000	shares of common stock with a par value
	of $0.0001 per share
Issued, allotted and outstanding:
28,439,975		2,844		2,844
Additional paid-in capital		219,127		219,127
Accumulated other comprehensive income		133,194		133,194
Deficit accumulated		(2,195,253)	86,295	(2,108,958)

Total stockholders' (deficiency)		(1,840,088)		(1,753,793)

Total liabilities and stockholders' (deficiency)		$2,138,261		$ 2,224,556

CYOP SYSTEMS INTERNATIONAL INCORPORATED

Unaudited Pro Forma Consolidated Statement of Operations
Year ended December 31, 2001
(Expressed in U.S. Dollars)
	2001	Pro Forma	Pro Forma
	Historical	Adjustments	Combined
Revenue
Sales related party	$509,225		$ 509,225
Sales	3,705	(3,705)	-
Accrued interest		90,000	90,000
	512,930		599,225

Cost of sales	300,647		300,647

Gross profit	212,283		298,578

Advertising and promotion expenses	(101,217)		(101,217)

Software development costs	-		-

Loan interest expenses	(177,288)		(177,288)

Write off of demand loan	(46,500)		(46,500)

General and administrative expenses
Accounting and audit	(38,221)		(38,221)
Automobile	(64,192)		(64,192)
Depreciation of fixed assets	(5,058)		(5,058)
Foreign exchange loss	(64,032)		(64,032)
Legal and other professional fees	(149,017)		(149,017)
Office and miscellaneous	(70,641)		(70,641)
Rent	(52,807)		(52,807)
Salaries and benefits	(131,605)		(131,605)
Stock-based compensation	(5,796)		(5,796)
Telephone and bandwidth	(25,227)		(25,227)

Operating loss	(719,318)		(633,023)

Write off of Leasehold improvements	(31,434)		(31,434)

Loss on disposal of fixed assets	(384)		(384)

Net loss for the year	$(751,136)		$(664,841)

Loss per share
Basic and diluted	$(0.03)		(0.02)

Weighted average number of
common shares outstanding
Basic and diluted	28,433,430		28,433,430

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